Exhibit 10.9

AMENDMENT NO. 1

TO THE

MATTEL, INC. 2010 EQUITY AND LONG-TERM COMPENSATION PLAN

WHEREAS, Mattel, Inc. (“Mattel”) maintains the Mattel, Inc. 2010 Equity and Long-Term Compensation Plan, effective as of May 12, 2010 (the “Plan”);

WHEREAS, pursuant to Section 23(a) of the Plan, the Board of Directors of Mattel (the “Board”) may at any time amend the Plan, provided, that no amendment of the Plan may affect an outstanding grant under the Plan; and

WHEREAS, the Board desires to amend the Plan to cause awards granted under the Plan with a performance period or, in the case of long-term incentive equity awards, a performance cycle commencing on or after August 29, 2013 to be subject to the Mattel, Inc. Compensation Recovery Policy.

NOW, THEREFORE, pursuant to Section 23(a) of the Plan, the Plan is hereby amended, effective as of August 29, 2013, as follows:

1. A new Section 19A is hereby added as follows:

“19A. Compensation Recovery Policy. Notwithstanding any provision in the Plan to the contrary, Grants under this Plan shall be subject to the terms and conditions of the Mattel, Inc. Compensation Recovery Policy, as may be amended from time to time, to the extent applicable. This Section 19A shall apply only to Grants made on or after August 29, 2013 or Grants with a performance period or, in the case of long-term incentive equity awards, a performance cycle that commences on or after August 29, 2013.”

2. Ratification and Confirmation. Except as specifically amended hereby, the Plan is hereby ratified and confirmed in all respects and remains in full force and effect.

3. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

4. Headings. Section headings are for convenience only and shall not be considered a part of this Amendment No. 1.

IN WITNESS WHEREOF, Mattel has caused this Amendment No. 1 to be executed, effective as of August 29, 2013.

MATTEL, INC.

By:	/s/ Alan Kaye
Name:	Alan Kaye
Title:	Executive Vice President, Chief Human Resources Officer

Dated:	September 3, 2013